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                                                                  EXHIBIT 10.8.2


      MODIFICATION #6 TO PREFERRED SUPPLIER AGREEMENT DATED JUNE 24, 1997
                                 ("AGREEMENT").
     Effective Date of Modification November 27,2000 ("Modification Date").

The parties hereby agree that as of the Modification Date, certain terms and conditions of the Agreement, as expressly modified below, shall apply and that this Modification #6 shall take precedence over the terms contained in the Agreement and any prior modifications:

1. DEVELOPMENT EFFORTS: In consideration of the order under this Modification
#6, agrees to deliver the software enhancements to Avistar as specified below, by the dates specified:

(i)  T6000 additional feedback and [***] code - see Attachment I

(ii) T500 dataport feedback enabled software version. - Delivery by no later than [***]

Avistar's take-down period for the T6000/2500 order specified in Section 2 below shall commence [***] days after delivery of the B.2 software and shall extend for a period of [***] months thereafter ("Take-Down Period"). In addition, the Take-Down Period shall be subject to Tandberg meeting the additional requirements specified in Attachment I. Any delay in delivery of the software enhancements will result in an associated extension of the Take-Down Period.

2. ADDITIONAL T6000/2500 CODEC ORDER: Subject to Tandberg's agreement that these codec units will be manufactured and supported as standard off-the-shelf products, Avistar agrees to take delivery of, and pay for, a minimum of [***]
Tandberg codecs over the course of the [***] month period following delivery of the software enhancements specificed in the above Section 1(i) at the prices shown below.

[***] Total Codecs (but no less than the quantities of each shown below):

(i)  No less than [***] codecs shall be T6000 codecs (base including
     H.323/320/768kbs/PRI/E1/E1PRI/BRI) at a per unit price of $[***] plus a maintenance fee of $[***].

(ii) T2500 codecs (384 kbs, plus all above except PRI/E1 PRI) at a per unit price of $3,750 plus a maintenance of $[***] The current delivery schedule for the first [***] codec units shall be in four equal increments, over the first [***] months during the Take-Down Period, with the last [***] codecs to be delivered no later than the last ([***]) month of the Take-Down
     Period.

3. ADDITIONAL T500 CODEC ORDER: Avistar agrees to take delivery of, and pay for, a minimum of [***] x T500 codecs at a per unit price of $[***] plus a maintenance fee of $[***]. Avistar agrees to a delivery schedule for the [***] units as follows:

Delivery Schedule:

25% of [***] units [***] days from delivery to Avistar of the software enhancements in 1 above.
25% in the succeeding [***] days
50% in the [***] days after that.

In consideration for the delivery schedule, Tandberg will provide Avistar an extended warranty for T500 codecs purchased hereunder of [***] months. T500 codecs will be 384 kbs version.

4. SUPPORT PROVISIONS: Tandberg agrees to use all reasonable commercial efforts to support Avistar following the procedures described in Attachment II.

5. DEMO/TEST UNITS AND LOANERS: For each Tandberg system Avistar sells, Avistar shall be entitled to receive [***] free units for its own internal use, demonstration and testing purposes. Additional units shall be purchased by Avistar. For purposes of this Modification #6, upon execution of this Modification #6, Tandberg will provide Avistar the following codec units at no charge:

[***] x T6000 codecs ([***] already shipped to Avistar under Modification #5)
[***] x T500 codecs (this is contingent upon return by Avistar of the [***] x
T800 units currently on loan to Avistar)
In addition, within one-week from execution of this Modification #6, Tandberg will ship [***] additional T6000 codec units to Avistar as an advance shipment against the [***] codec unit order described in Section 2 above. Tandberg agrees that payment for these units will be deferred, and these units will be invoiced by Tandberg and paid for by Avistar in conjunction with payment for the first delivery during the Take-Down Period.

6. ADDITIONAL CONSIDERATIONS: The following additional considerations are agreed to by the parties and are incorporated into this Modification #6:

(A) Tandberg may, at its discretion, supply Avistar a T6000 codec model that does not [***] .

(B) Avistar will be able to continue ordering in the Avistar BOM configurations, including prices for cables and NT384, agreed under Modification #5 except that the codec will be replaced with the T6000 or T2500 codec, as the case might be.

(C) If Tandberg releases a next generation upgrade to the codecs being purchased hereunder during the specified take-down period of this Modification #6, Avistar will have the right to request substitution of order balance with the upgraded model

7. JOINT PRESS RELEASE: The parties will issue a joint press release announcing the joint product offering and Avistar's intent to incorporate Tandberg's end-point hardware into the Avistar system. A November 28, 2000 release date is planned.

Except as expressly modified by this Modification #6, all terms and conditions of the Agreement, including previous modifications, shall remain in full force and effect. The parties agree that this Modification #6 may be executed via facsimile and that it shall be considered equivalent to an executed original when signed (via facsimile) by both parties; nevertheless, any one of the parties may require the follow-up exchange of originals in hardcopy by so requesting in writing within five (5) days of facsimile execution.

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS MODIFICATION #5 TO BE EXECUTED
BY THEIR AUTHORIZED REPRESENTATIVES:

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
AVISTAR SYSTEMS CORPORATION                               TANDBERG INC.
By:                 signature on file                     signature on file - Colin Stutervant
                    -----------------------------------   ------------------------------------
Printed Name/Title: Rima Vanhill, Director of Contracts   Printed Name/Title:
                    -----------------------------------                       ------------------------------


[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                                  ATTACHMENT I

THE FOLLOWING REPRESENTS A LIST OF ADDITIONAL FEEDBACK INFORMATION REQUIREMENTS OF AVISTAR FOR H.323, AND TANDBERG'S AGREED SCHEDULE FOR RELEASE:

B.2 SOFTWARE RELEASE: Using its best commercial efforts, Tandberg agrees to deliver the B.2 Software to Avistar as follows:
In Beta Release - no later than [***]
In Production Release - no later than [***]

PARTIALLY SUPPORTED IN B.2: This functionality will be partially supported in
B.2. The remaining functionality will be handled as with the "Not in B.2" items.

NOT IN B.2: For Items Listed below as Not in B.2, Tandberg agrees to use its best commercial efforts to deliver the enhancements and features as soon as possible thereafter including delivery of an interim release after B.2 and before the next Tandberg production release. In any event, Avistar will be provided this functionality by no later than the earlier of (i) Tandberg's next production release after B.2 (i.e. B.3); or (ii) the end of [***].

The following is the additional feedback information that must be provided (mandatory) to support H.323 in order for Avistar to proceed fully with its development to support T platform:

[***]



[***] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                                  ATTACHMENT II

FIRST AND SECOND LINE SUPPORT RESPONSIBILITIES OF AVISTAR AND TANDBERG:

AVISTAR SUPPORT: Avistar provides and is responsible for tier one and two support of all Tandberg product Avistar deploys. Tier one and two support includes, answering usage questions, codec failure diagnosis and replacement, codec configuration and Telco problem identification and resolution management. Avistar requires tier three support from Tandberg through a single systemengineer responsible for all support requests including, the investigation and any required resolution for suspected software bugs and hardware design product failures, Telco compatibility resolutions and work-arounds not covered by Tandberg documentation, and the fulfillment of any escalated on-site tier three support requests for on-going issues that cannot be duplicated in a lab environment.

TANDBERG SUPPORT: The Tandberg system engineer is responsible for the management and execution of all Avistar tier three support requests and shall be familiar with Avistar's deployment of Tandberg product. The system engineer is required to notify Avistar in advance of any planned absence or personal holiday plans and provide contact information for the engineer who will be acting in their capacity during their absence.

ON-GOING SUPPORT: Tandberg's system engineer and Avistar will meet once every month by video to discuss the status of open issues and planned resolutions. Additional Tandberg resources with required specific expertise will be available from time to time to work with Avistar on the resolution of tier three support issues at the discretion of Tandberg.

RESPONSE TIMES: All requests for tier three support will receive a response within one business day. All open tier three support requests will be resolved or have a resolution plan and completion date within one week of the initial support request. Tandberg will define the method Avistar shall use for requesting tier three support. Tandberg will keep a status log of Avistar's tier three support requests and provide reports upon request.

SUPPORT CONTACTS: PRIMARY US TECHNICAL CONTACT
                  PRIMARY TECHNICAL CONTACT IN NORWAY
                  PRIMARY CONTACT FOR ORDERS/RMAS